                                                                               .
                                                                               .
                                                                               .

(STANTEC LOGO)

                                                                    EXHIBIT 21.1


                          Subsidiaries of Stantec Inc.
                          ----------------------------

                                                                                                       JURISDICTIONS(1)
                   NAME OF SUBSIDIARY                                 NATURE OF BUSINESS                OF OPERATION
                   ------------------                                 ------------------               ----------------
3053837 Nova Scotia Company                               holding company for investments                    NOVA SCOTIA

659243 B.C. Ltd.                                          holding company                                    BRITISH COLUMBIA

0714993 B.C. Ltd.                                         holding company                                    BRITISH COLUMBIA
                                                                                                             Nevada

0715004 B.C. Ltd.                                         holding company                                    BRITISH COLUMBIA

0715004 B.C. Ltd.                                         holding company                                    BRITISH COLUMBIA

APAI Architecture Inc.                                    holding company                                    BRITISH COLUMBIA

Architectura Inc.                                         architecture                                       ALBERTA
                                                                                                             Manitoba

GKO Power Engineering Ltd.                                planning and engineering                           ALBERTA

International Insurance Group Inc.                        insurance                                          BARBADOS

J. Muller International - Stanley Joint Venture Inc.      joint venture - professional consulting            NEW BRUNSWICK
                                                          services for the Northumberland Strait
                                                          Crossing project

Pentacore ADA Consulting, LLC                             project consulting                                 NEVADA

Planning and Stantec Ltd.                                 planning, engineering and construction             TRINIDAD & TOBAGO

Project Delivery Holdings LLC                             holding company                                    NEW YORK

S.B. K-12 Architecture and Engineering, P.C.              architecture and engineering in New Jersey         NEW JERSEY

S.B. Long Island Architecture, Engineering & Land         architecture, engineering and land                 NEW YORK
Surveying, P.C.                                           surveying in Suffolk and Nassau Counties
                                                          (New York)

SEA, Incorporated                                         planning and engineering                           NEVADA
                                                                                                             California

SSBV Consultants Inc.                                     water treatment planning and engineering           BRITISH COLUMBIA

Spink Corporation, The                                    multidisciplinary engineering,                     CALIFORNIA
                                                          architecture and land planning                     Nevada


--------

(1) Jurisdictions of operation that are all capitalized indicate the jurisdiction of incorporation / organization.

                                                                                                       JURISDICTIONS(1)
                   NAME OF SUBSIDIARY                                 NATURE OF BUSINESS                OF OPERATION
                   ------------------                                 ------------------               ----------------
Stantec Architecture Inc.                                 architecture                                       NORTH CAROLINA
                                                                                                             Florida
                                                                                                             Georgia
                                                                                                             Massachusetts
                                                                                                             Mississippi
                                                                                                             Nevada
                                                                                                             New Jersey
                                                                                                             New York
                                                                                                             Ohio
                                                                                                             Pennsylvania
                                                                                                             South Carolina

Stantec Architecture Ltd.                                 architecture                                       FEDERAL
                                                                                                             Alberta
                                                                                                             British Columbia
                                                                                                             Manitoba
                                                                                                             Northwest Territories
                                                                                                             Ontario
                                                                                                             Saskatchewan

Stantec Consulting Associates P.C.                        architecture and landscape architecture in         NEW YORK
                                                          New York                                           Colorado
                                                                                                             Michigan
                                                                                                             North Carolina
                                                                                                             Ohio
                                                                                                             Pennsylvania
                                                                                                             Rhode Island

Stantec Consulting California Inc.                        inactive                                           CALIFORNIA

Stantec Consulting Caribbean Ltd.                         planning and engineering                           BARBADOS

Stantec Consulting Group Inc.                             planning and engineering                           NEW YORK

Stantec Consulting Inc.                                   planning and engineering                           ARIZONA
                                                                                                             California
                                                                                                             Colorado
                                                                                                             Connecticut
                                                                                                             Florida
                                                                                                             Idaho
                                                                                                             Illinois
                                                                                                             Nevada
                                                                                                             New Jersey
                                                                                                             New York
                                                                                                             Utah
                                                                                                             Virginia
                                                                                                             Washington
                                                                                                             Wyoming

Stantec Consulting International Ltd.                     planning and engineering                           FEDERAL
                                                                                                             Alberta
                                                                                                             Bahamas
                                                                                                             Barbados
                                                                                                             Belize
                                                                                                             Korea
                                                                                                             Ontario
                                                                                                             Trinidad & Tobago

                                                                                                      JURISDICTIONS(1)
                   NAME OF SUBSIDIARY                                 NATURE OF BUSINESS                OF OPERATION
                   ------------------                                 ------------------              ----------------
Stantec Consulting Ltd.                                   planning and engineering                           FEDERAL
                                                                                                             Alberta
                                                                                                             Barbados
                                                                                                             British Columbia
                                                                                                             Manitoba
                                                                                                             New Brunswick
                                                                                                             New Jersey
                                                                                                             New York
                                                                                                             Northwest Territories
                                                                                                             Nunavut
                                                                                                             Ontario
                                                                                                             Saskatchewan
                                                                                                             Yukon

Stantec Consulting Services Inc.                          planning and engineering                           NEW YORK
                                                                                                             Alabama
                                                                                                             Arkansas
                                                                                                             Colorado
                                                                                                             Connecticut
                                                                                                             District of Columbia
                                                                                                             Florida
                                                                                                             Georgia
                                                                                                             Illinois
                                                                                                             Indiana
                                                                                                             Kansas
                                                                                                             Kentucky
                                                                                                             Louisiana
                                                                                                             Montana
                                                                                                             Nevada
                                                                                                             New Jersey
                                                                                                             North Carolina
                                                                                                             Ohio
                                                                                                             Oklahoma
                                                                                                             Pennsylvania
                                                                                                             Rhode Island
                                                                                                             South Carolina
                                                                                                             Tennessee
                                                                                                             Texas
                                                                                                             Utah
                                                                                                             Virginia
                                                                                                             Washington
                                                                                                             West Virginia
                                                                                                             Wisconsin
                                                                                                             Wyoming

Stantec Engineering (Puerto Rico) P.S.C.                  planning and engineering in Puerto Rico            PUERTO RICO

Stantec Facilities Ltd.                                   planning and engineering                           ALBERTA

Stantec Geomatics Ltd.                                    legal surveying/geomatics                          ALBERTA
                                                                                                             Ontario

Stantec Holdings (Delaware) II Inc.                       holding company for investments                    DELAWARE

Stantec Holdings Ltd.                                     holding company for investments                    ALBERTA

Stantec International Enterprises Limited                 holding company                                    BAHAMAS

Stantec International Limited                             planning and engineering                           BARBADOS

Stantec Technology International Inc.                     holding company                                    DELAWARE
                                                                                                             Arizona
